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                                                                   EXHIBIT 23(a)

                         Consent of Independent Auditors

          We hereby consent to the application of our report dated February 18, 2002, included in this Form S-8 of Education Lending Group, Inc., formerly known as Direct III Marketing, Inc., relating to the consolidated financial statements for the years ended December 31, 2001 and 2000.



                                                      /s/ Swenson Advisors, LLP
                                                      -------------------------
                                                      Swenson Advisors, LLP

San Diego, California
July 1, 2002

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